EXHIBIT 32.1

Stemcell Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stemcell Holdings, Inc. (the Company) on Form 10-Q for the quarter ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Takaaki Matsuoka, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Takaaki Matsuoka and will be retained by Stemcell Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 13, 2017

By: /s/ Takaaki Matsuoka

Takaaki Matsuoka,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Stemcell Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stemcell Holdings, Inc. (the Company) on Form 10-Q for the quarter ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Erika Nakazawa, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Erika Nakazawa and will be retained by Stemcell Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 13, 2017

By: /s/ Erika Nakazawa

Erika Nakazawa,

Chief Financial Officer

(Principal Financial Officer)